Loans Payable	12 Months Ended
Dec. 31, 2025
Loans Payable [Abstract]
Loans payable
12.	Loans payable

Margin loan

The Company has a $10,000,000 credit line for a margin loan from a crypto liquidity provider. As at December 31, 2025, the Company has drawn $2,611,009 (December 31, 2024: $2,686,239) on the credit line.  The loan is secured by the equity in the Company’s margin trading account.

Genesis loan

On January 20, 2023, Genesis declared bankruptcy and currently is not allowing withdrawals and not extending new loans. On March 15, 2023, the Court ruled that the Genesis debtors may not sell, buy, trade in crypto assets without prior consent by the creditors. The Court also allowed for the payment of some service providers required for upholding the operations but nothing beyond that. The Company’s loan with Genesis is an open term loan. The Genesis loan and interest payable at December 31, 2025 is $6,100,598 and secured with 69.68 BTC (December 31, 2024 - $7,007,055, secured by 365.448 BTC).

In prior periods, the digital assets and the loan payable related to the Genesis loan payable were recorded separately on the statement of financial position. The Company has obtained a legally enforceable right to set off the digital assets being held as collateral against the loan payable. As such, the Company has netted the digital assets and loan payable on the statement of financial position, reducing both the Company’s digital assets and loan payable by $6,100,598, which represents the principal amount of the loan plus interest.